UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 12, 2012

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 12, 2012, Gaiam, Inc. (“Gaiam”) held its 2012 annual meeting of shareholders. Gaiam’s shareholders elected the following individuals as directors to serve until the next annual meeting of shareholders to be held in 2013 or until successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Jirka Rysavy	59,923,072	6,695,894	—
Lynn Powers	59,923,073	6,695,893	—
James Argyropoulos	63,357,057	3,261,909	—
Barnet M. Feinblum	63,206,596	3,412,370	—
Barbara Mowry	63,357,372	3,261,594	—
Paul H. Ray	63,368,063	3,250,903	—
Paul Sutherland	63,368,252	3,250,714

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

	By:	/s/ Stephen J. Thomas
Stephen J. Thomas
Chief Financial Officer

Date: June 14, 2012